Exhibit 10.2

ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT dated as of December 12, 2008 (this “Assignment”) is among (i) The CIT Group/Business Credit, Inc. in its capacity as the sole lender under the Credit Agreement referenced below (in such capacity, the “Existing Lender”) and its capacity as administrative agent and collateral agent under the Credit Agreement (in such capacity, the “Existing Agent”), (ii) D. E. Shaw Laminar Portfolios, L.L.C., in its capacity as the successor lender (in such capacity, the “Successor Lender”), (iii) D. E. Shaw Laminar Lending 3 (C), L.L.C., in its capacity as the successor administrative agent and collateral agent (in such capacity, the “Successor Agent”), (iv) D. E. Shaw Laminar Lending, Inc., in its capacity as guarantor under the Shaw Guaranty (as defined below) (in such capacity, the “Shaw Guarantor”; the Shaw Guarantor, together with the Successor Lender and the Successor Agent, are collectively referred to herein as “Shaw”), (v) The Parent Company, BabyUniverse, eToys Direct, Inc., PoshTots, Inc., Dreamtime Baby, Inc., and My Twinn, Inc., in their capacities as Borrowers under the Credit Agreement (the “Borrowers”), and (vi) eToys Direct 1, LLC, eToys Direct 2, LLC, eToys Direct 3, LLC and Gift Acquisition, L.L.C., in their capacities as guarantors under the Credit Agreement (the “Loan Guarantors” and collectively with the Borrowers, the “Loan Parties”).

WITNESSETH:

WHEREAS, the Existing Lender, the Existing Agent and the Loan Parties are parties to that certain Amended and Restated Credit Agreement dated as of October 12, 2007 (as amended, the “Credit Agreement”);

WHEREAS, capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Credit Agreement;

WHEREAS, the Shaw Guarantor, the Existing Agent and The Parent Company are parties to a Limited Guaranty and Pledge Agreement dated as of February 1, 2008 (the “Shaw Guaranty”), pursuant to which (i) the Shaw Guarantor guaranteed up to $15,000,000 of the obligations of the Loan Parties under the Credit Agreement, (ii) the Shaw Guarantor deposited cash in the amount of $15,000,000 with HSBC Bank USA, National Association in Deposit Account: 639-679773 (the “Pledged Deposit Account”), (iii) the Shaw Guarantor pledged, assigned and granted to the Existing Agent a lien on and security interest in the cash on deposit in the Pledged Deposit Account as security for the Shaw Guarantor’s obligations under the Shaw Guaranty; and (iv) the Shaw Guarantor, the Existing Agent and HSBC Bank, USA, National Association (“HSBC”) entered into a Deposit Account Control Agreement dated as of February 15, 2008 with respect to the Pledged Deposit Account (the “HSBC Deposit Account Control Agreement”);

WHEREAS, the Successor Lender wishes to purchase the Revolving Commitment and all outstanding indebtedness under the Credit Agreement from the Existing Lender, and the Existing Lender is willing to sell, assign and transfer to the Successor Lender all of its rights, interests and obligations as the sole Lender under the Credit Agreement;

WHEREAS, in connection with the foregoing, effective as of the Effective Date (as defined below), the Existing Agent is resigning as Administrative Agent and Collateral Agent under the Credit Agreement and under the Security Agreements, and the Loan Parties and the Successor Lender, in its capacity as assignee of the Existing Lender’s rights as a Lender under the Credit Agreement, desire to appoint the Successor Agent as successor Administrative Agent and Collateral Agent under the Loan Documents;

WHEREAS, effective as of the Effective Date (as defined below), the Successor Agent is willing to accept appointment as the successor Administrative Agent and Collateral Agent under the Loan Documents;

WHEREAS, the parties desire that on the Effective Date, the Successor Agent will succeed to the estates, properties, liens, rights, powers and duties of the Existing Agent as Administrative Agent and Collateral Agent in, to and under the Loan Documents, except that the indemnification and reimbursement obligations of the Loan Parties in favor of the Existing Agent (including without limitation the indemnification obligations under Section 9.04 of Credit Agreement) shall remain in full force and are hereby expressly reaffirmed by the Loan Parties and shall survive the sale, transfer and assignment of all rights, interests and obligations of the Existing Lender as a Lender under the Credit Agreement, the resignation of the Existing Agent as Administrative Agent and Collateral Agent, and the appointment of the Successor Agent as successor Administrative Agent and Collateral Agent (the “Surviving Provisions”);

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Reference to Credit Agreement. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. Resignation of Administrative Agent; Appointment of Successor Administrative Agent.

(a) Effective on the date of the satisfaction of the conditions set forth in Section 6 below (the “Effective Date”), the Existing Agent hereby resigns as Administrative Agent and Collateral Agent under the Loan Documents. The Existing Lender, Shaw and each of the Loan Parties acknowledges and accepts such resignation and waives any and all notice requirements under the Credit Agreement with respect to the effectiveness of the Existing Agent’s resignation.

(b) Effective simultaneously with the effectiveness of the Existing Agent’s resignation as Administrative Agent and Collateral Agent (i) the Successor Lender and the Loan Parties hereby appoint the Successor Agent as successor Administrative Agent and Collateral Agent under the Loan Documents, (ii) all references to the Administrative Agent and/or the Collateral Agent in the Loan Documents, from and after the Effective Date, shall refer to the Successor Agent, in its capacity as successor Administrative Agent and/or Collateral Agent under the Loan Documents, (iii) Successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the Existing Agent, with the exception of the rights of the Existing Agent under the Surviving Provisions, and (iv) the Existing Agent shall be discharged from its duties and obligations under the Loan Documents except as provided herein.

(c) The Existing Agent and the Loan Parties, at the Loan Parties’ expense, will promptly and duly execute and deliver such documents and take such actions as may be reasonably necessary or desirable or as Successor Agent may reasonably request in order to carry out more effectively the intent and purpose of this Section 2 and to assign to Successor Agent all security interests, rights and remedies created or intended to be created under the Loan Documents. Without limiting the generality of the above, the Existing Agent and each Loan Party will join with Successor Agent in such notices or assignments as may be appropriate under applicable Federal or state law in form satisfactory to Successor Agent and filing or recording the same in all public offices and jurisdictions wherever and whenever reasonably requested by Successor Agent.

3. Assignment of Security Documents.

(a) The Existing Agent, in its capacity as Administrative Agent and Collateral Agent, hereby assigns and transfers irrevocably to Successor Agent, in its capacity as successor Administrative Agent and Collateral Agent under the Loan Documents, all the liens, properties, rights, powers and duties of the Existing Agent in, to and under the Loan Documents, except for the rights of the Existing Agent under the Surviving Provisions.

(b) The Successor Agent hereby accepts such assignment and accepts all the estates, liens, properties, rights, powers and duties of Existing Agent under and pursuant to the Loan Documents, in each case, assigned by the Existing Agent to the Successor Agent pursuant to Section 3(a) above.

4. Outstanding Revolving Loans and Revolving Commitment. The Existing Agent and the Loan Parties hereby represent, warrant, acknowledge and agree that as of December 12, 2008 the outstanding principal and accrued interest owing in respect of the Revolving Loans and all other liabilities and indebtedness of the Loan Parties to the Existing Agent and the Existing Lender under the Credit Agreement and the other Loan Documents are as set forth on Exhibit A attached hereto.

5. Assignment and Acceptance of Revolving Commitment and Revolving Loans; Termination of Shaw Guaranty

(a) Effective as of the Effective Date (and subject to the satisfaction of the conditions set forth in Section 6 below), the Existing Lender hereby sells and assigns to the Successor Lender, and the Successor Lender hereby purchases and assumes from the Existing Lender, all of the Existing Lender’s interests, rights and obligations in and to the Revolving Commitment and the Revolving Loans as set forth on Exhibit A attached hereto. The Existing Lender hereby waives the processing and recordation fee required by Section 9.05(b)(ii)(C) of the Credit Agreement in connection with the foregoing assignment.

(b) On or before the Effective Date, the Successor Lender shall pay to the Existing Agent the Aggregate Loan Purchase Amount (as set forth on Exhibit A attached hereto) via wire transfer in immediately available funds to the following account of the Existing Agent:

Bank Name:	JPMORGAN CHASE BANK
ABA Number:	021000021
SWIFT CODE:	CHASUS33
Account Name:	CIT GROUP/BUSINESS CREDIT, INC.
Account Number:	144-0-64425
Reference:	eToys

(c) Promptly upon receipt by the Existing Agent of the Aggregate Loan Purchase Amount, the Existing Agent and the Shaw Guarantor shall execute and deliver to HSBC a joint Disposition Instruction with respect to the funds on deposit in the Pledged Deposit Account, which joint Disposition Instruction shall be substantially in the form attached hereto as Exhibit B and shall authorize and direct HSBC to dispose to the Shaw Guarantor all cash and cash equivalents in the Pledged Deposit Account in accordance with the wire transfer instructions set forth in the Disposition Instruction.

(d) The Existing Lender (i) represents that, as of the date hereof, it owns 100% of the Revolving Loans listed on Exhibit A outstanding under the Credit Agreement; (ii) represents and warrants that it is legally authorized to enter into this Assignment; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Document or any other instrument or document furnished pursuant thereto, other than that the Existing Lender is the legal and beneficial owner of the Revolving Commitment and Revolving Loans being assigned by it hereunder and that such interest is free and clear of any lien or encumbrance; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of their obligations under the Loan Documents.

(e) Shaw (i) represents and warrants that it is legally authorized to enter into this Assignment; (ii) confirms that it has obtained from the Loan Parties copies of the Loan Documents and all amendments thereto from the Loan Parties, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (iii) agrees that it will, independently and without reliance upon the Existing Lender or the Existing Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (iv) agrees to hold all confidential information in a manner consistent with the provisions of Section 9.13 of the Credit Agreement.

(f) On the Effective Date (subject to the satisfaction of the conditions set forth in Section 6 below), (i) the Successor Lender shall be a party to the Credit Agreement and to each of the other Loan Documents to which the Existing Lender is a party and shall have the rights and obligations of a Lender under each such agreement and (ii) the Existing Lender shall relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

(g) On the Effective Date, subject to the receipt by the Existing Agent of the Aggregate Loan Purchase Amount, the Shaw Guaranty shall be deemed null, void and of no further force and effect.

6. Conditions to this Assignment. This Assignment shall not become effective until the date on which the Existing Agent shall have notified the Successor Agent that each of the following conditions has been satisfied (the “Effective Date”):

(a) Executed Counterparts. Each party hereto shall have delivered to the Existing Agent a counterpart of this Assignment (which may include telecopy transmission of a signed signature page of this Assignment) executed on behalf of such party.

(b) Disposition Instruction. The Shaw Guarantor and the Existing Agent shall have executed and delivered to HSBC the Disposition Instruction in substantially the form of Exhibit B attached hereto (with the applicable blanks filled in).

(c) Receipt of Aggregate Loan Purchase Amount. The Existing Agent shall have received the Aggregate Loan Purchase Amount, as set forth on Exhibit A attached hereto.

7. Miscellaneous.

(a) As soon as practical and in any event within two (2) Business Days following the Effective Date, the Existing Agent shall deliver to the Successor Agent such assignments, documents and instruments as the Successor Agent shall reasonably request, and all Collateral in the Existing Agent’s possession, to the extent necessary to transfer to Successor Agent the security interests in the Collateral presently held by the Existing Agent. The Successor Agent hereby appoints the Existing Agent to act as its agent and bailee for purposes of any Collateral that the Existing Agent has physical possession of or “control” (as defined in the UCC) over in order to perfect the Successor Agent’s security interest in such

Collateral, and the Existing Agent hereby accepts such appointment and agrees and acknowledges that it holds and will continue to hold physical possession of or control over such Collateral for the benefit of, and on behalf of, the Successor Agent, until the Successor Agent acquires possession of or control over such Collateral, solely to the extent required to perfect the Successor Agent’s security interest in such Collateral, provided that, the Existing Agent shall have no duties or responsibilities with respect to any such Collateral except (i) with respect to cash proceeds of Collateral that the Existing Agent receives after the Effective Date, to receive such cash proceeds and transfer them in accordance with provisions of Section 7(c) hereof, and (ii) with respect to any other Collateral that the Existing Agent has or acquires possession of or control over, to hold such Collateral until such time as the Existing Agent has transferred physical possession of or control over such Collateral to the Successor Agent.

(b) The Existing Agent shall, at the expense of the Loan Parties and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Successor Agent or Loan Parties may reasonably request, in order to transfer any of the estates, properties, rights, powers and duties transferred or purported to be transferred hereby, or to enable Successor Agent to exercise and enforce its rights and remedies under the Loan Documents or to collect any proceeds of Collateral or other payments made under the Loan Documents including, without limitation, providing instructions to account bank for the remission of funds collected by the Loan Parties to the Successor Agent.

(c) If, after the Effective Date, the Existing Agent shall receive any cash proceeds in respect of the Collateral, including, without limitation, any cash collections in respect of Accounts or any cash transfers from any Deposit Account (other than the Aggregate Loan Purchase Amount), the Existing Agent shall promptly (but in no event more frequently than once each Business Day) cause such cash proceeds, cash collections and cash transfers to be transferred to the following account of the Successor Agent:

Clearing Bank Name:	HSBC Bank USA NA, New York
Clearing Bank Protocol:	ABA
Clearing Bank ABA Number:	021 001 088
Wire Instruction 1:	A/C: D. E. Shaw Laminar Lending 3 (C), L.L.C.
Wire Instruction 2:	A/C: 639-20241-1

(d) Neither the Existing Agent nor any Existing Lender makes any representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; (ii) the creation, perfection or priority of any Lien purported to be created by the Security Documents and the value or the sufficiency of any Collateral; (iii) the financial condition of any Loan Party or any other obligation or the performance or observance by the Borrower, any of the Loan Guarantors or any other obligor of any of their respective obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

(e) Successor Agent acknowledges that it has, independently and without reliance upon the Existing Agent, made its own credit analysis and decision to enter into this Assignment. The Existing Agent does not have any duty or responsibility to provide Successor Agent with any credit, financial or other information with respect to such operations, business, property, condition or creditworthiness of the Loan Parties, and the Successor Agent hereby holds the Existing Agent harmless and waives any and all claims against the Existing Agent in connection with the performance by Successor Agent of its obligations as Administrative Agent under the Loan Documents, the execution and delivery of this Assignment, and the transactions contemplated hereby and thereby.

(f) Each Loan Party hereby (i) acknowledges and agrees that (A) as of the Effective Date, it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or (B) if it has any claims, counterclaims, offsets, credits or defenses to the Loan Documents and/or any transaction related to the Loan Documents and/or the Obligations and/or with respect to the Existing Agent or the Existing Lender, in each case arising on or prior to the Effective Date, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Assignment and (ii) forever releases and discharges the Existing Agent and the Existing Lender, each of their affiliates, and each of their respective officers, directors, employees, agents, representatives, successors and assigns (“Released Parties”) from any and all claims, causes of action, damages and liabilities of any nature whatsoever, known or unknown, which such Loan Party has or ever had against the Released Parties, or any of them, related to the Loan Documents, this Assignment or the transactions related thereto.

(g) Shaw hereby (i) acknowledges and agrees that as of the Effective Date, it has no claims or counterclaims against the Existing Agent or the Existing Lender related to the Loan Documents, the Shaw Guaranty, this Assignment or the transactions related hereto, in each case arising on or prior to the Effective Date, and (ii) forever releases and discharges the Released Parties from any and all claims, causes of action, damages and liabilities of any nature whatsoever, known or unknown, which Shaw has or ever had against the Released Parties, or any of them, related to the Loan Documents, the Shaw Guaranty, this Assignment or the transactions related thereto

(h) In addition to the obligations of the Loan Parties under the Surviving Provisions, each of the Loan Parties shall indemnify the Existing Agent and the Existing Lender and will keep the Existing Agent and the Existing Lender indemnified against any losses, damages, expenses, actions, claims, demands and liabilities which may be incurred by or made against any of them for any action taken or omitted in the exercise or purported exercise of this Assignment or the powers contained herein and arising from any breach by any Loan Party or the Successor Agent of any obligation or undertaking hereunder (or under any Loan Document), other than to the extent that such losses, damages, expenses, actions, claims, demands and liabilities are incurred or made against the Existing Agent or the Existing Lender as a result of their gross negligence or willful misconduct.

(i) The parties hereto acknowledge and agree that nothing herein shall be deemed a release or termination of any Loan Party’s obligations to the Existing Agent under or in respect of the provisions of the Credit Agreement or any other Loan Document to the extent that such provisions are Surviving Provisions, which Surviving Provisions shall remain in full force and effect.

(j) This Assignment may be executed in counterparts (which may include telecopy transmission of a signed signature page of this Assignment), each of which when executed and delivered shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Assignment as of the day and year first above written.

THE CIT GROUP/BUSINESS CREDIT, INC., as Existing Agent and Existing Lender

By:	/s/ Carmen Capporino
Name:	Carmen Capporino
Title:	Vice President

D. E. SHAW LAMINAR PORTFOLIOS, L.L.C., as Successor Lender

By:	/s/ Daniel Posner
Name:	Daniel Posner
Title:	Authorized Signatory

D. E. SHAW LAMINAR LENDING 3 (C), L.L.C., as Successor Agent

By:	/s/ Daniel Posner
Name:	Daniel Posner
Title:	Authorized Signatory

D. E. SHAW LAMINAR LENDING, INC., as Shaw Guarantor

By:	/s/ Daniel Posner
Name:	Daniel Posner
Title:	Authorized Signatory

BORROWERS

THE PARENT COMPANY

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

BABYUNIVERSE, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

eTOYS DIRECT, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

POTSHOTS, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

DREAMTIME BABY, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

MY TWINN, INC.

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

LOAN GUARANTORS:

eTOYS DIRECT 1, LLC

By:	eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

eTOYS DIRECT 2, LLC

By:	eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

eTOYS DIRECT 3, LLC

By:	eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

GIFT ACQUISITION, L.L.C.

By:	eTOYS DIRECT, INC.,
Its Managing Member

By:	/s/ Michael J. Wagner
Name:	Michael J. Wagner
Title:	Chief Executive Officer

EXHIBIT A

Loan Purchase Amount as of December 12, 2008

Loan Purchase Amount:

1. Outstanding principal balance of the Revolving Loans:	$11,946,263.77
2. Accrued but unpaid interest on the Revolving Loans:	$24,143.14
3. Accrued but unpaid commitment fees:	$824.71
4. Accrued but unpaid wire transfer fees:	$270.00
4. Aggregate Loan Purchase Amount:	$11,971,501.62

EXHIBIT B

DEPOSIT ACCOUNT CONTROL AGREEMENT

DISPOSITION INSTRUCTION

December 12, 2008

HSBC Bank USA, National Association

One HSBC Center

Buffalo, NY 14203

Facsimile No. (716) 841-7651

Attention: Legal Paper Processing

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Facsimile No. (212) 525-2555

Attention: Leonard Mortimore II

Re:	Deposit Account: 639-679773

Ladies and Gentlemen:

This is a Disposition Instruction as defined in the Deposit Account Control Agreement dated February 15, 2008, among you (the “Bank”), The CIT Group/Business Credit Inc. (the “Secured Party”), and D. E. Shaw Laminar Lending, Inc. (the “Debtor”) (as currently in effect, the “Control Agreement”). A copy of the Control Agreement as fully executed is attached. Capitalized terms used in this Disposition Instruction have the meanings given them in the Control Agreement

Secured Party and Debtor hereby jointly direct Bank to transfer all funds in Deposit Account No. 639-679773 to the Debtor in accordance with the following wire transfer instructions:

Clearing Bank Name:	HSBC Bank USA NA, New York
Clearing Bank Protocol:	ABA
Clearing Bank ABA Number:	021 001 088
Wire Instruction 1:	A/C: D. E. Shaw Laminar Lending, Inc.
Wire Instruction 2:	A/C: 639-20180-6

After you have received fax confirmation from the Debtor that the funds have been received, the Deposit Account Control Agreement shall be deemed terminated, null, void and of no further force and effect (other than the obligation of Debtor to reimburse you for your fees and expenses), and you are hereby directed to close the Deposit Account.

If you have any questions regarding this Disposition Instruction please contact Carmen Capporino of The CIT Group/Business Credit Inc. at 212-461-7713.

THE CIT GROUP/BUSINESS CREDIT INC.

By:
Name:	Carmen Capporino
Title:	Vice President/Team Leader

D. E. SHAW LAMINAR LENDING, INC.

By:
Name:
Title: